UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2006

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)
Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

        On January 30, 2006, Riverview Bancorp, Inc. ("Company") issued a press release announcing that it has repurchased 50,000 shares of its outstanding common stock in the open market at $24.50 per share. The stock repurchase is pursuant to the repurchase program for up to 290,248 shares of the Company's outstanding common stock that was previously announced on July 21, 2005. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

             (c)          Exhibits

            99.1        News Release of Riverview Bancorp, Inc. dated January 30, 2006.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            RIVERVIEW BANCORP, INC.

Date: January 31, 2006                         /s/Patrick Sheaffer
                                                            Patrick Sheaffer
                                                            Chairman and Chief Executive Officer
                                                           (Principal Executive Officer)

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Exhibit 99.1

News Release Dated January 30, 2006

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Contacts: Ron Wysaske,
Riverview Bancorp 360-693-6650

RIVERVIEW BANCORP REPURCHASES 50,000 SHARES OF ITS COMMON STOCK

Vancouver, WA - January 30, 2006 - Riverview Bancorp, Inc. (Nasdaq: RVSB) today announced that it has repurchased 50,000 shares of its common stock in the open market at $24.50 per share. In July 2005, the Board of Directors authorized the repurchase of up to 5% of common stock outstanding, representing approximately 290,000 shares.

"We are committed to building shareholder value and believe repurchasing our stock is an effective way to manage capital," said Patrick Sheaffer, Chairman and CEO.

Earlier this month, Riverview Bancorp reported record net income of $2.7 million, or $0.48 per diluted share, for the third fiscal quarter of 2006. Assets grew 36% to $739 million, total deposits increased 38% to $592 million and loans grew 50% to $600 million from year ago levels.

Riverview Bancorp, Inc. (www.riverviewbank.com) is headquartered in Vancouver, Washington - just north of Portland, Oregon on the I-5 corridor. With assets of $739 million, it is the parent company of the 82 year-old Riverview Community Bank, as well as Riverview Mortgage and Riverview Asset Management Corp. There are 17 branches, including ten in fast growing Clark County, and one lending center. The Bank offers true community banking services, focusing on providing the highest quality service and financial products to commercial and retail customers. On April 22, 2005, the Company completed its acquisition of American Pacific Bank (Nasdaq: AMPB), based in Portland, Oregon, with assets of $125 million.

Statements concerning future performance, developments or events, concerning expectations for growth and market forecasts, and any other guidance on future periods, constitute forward-looking statements, which are subject to a number of risks and uncertainties that might cause actual results to differ materially from stated objectives. These factors include but are not limited to: RVSB's ability to acquire shares according to internal repurchase guidelines, regional economic conditions and the company's ability to efficiently manage expenses. Additional factors that could cause actual results to differ materially are disclosed in Riverview Bancorp's recent filings with the SEC, including but not limited to Annual Reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

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